UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

PRESBIA PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36824	98-1162329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120/121 Baggot Street Lower

Dublin 2 Ireland

(Address of Principal Executive Offices) (Zip Code)

+353 (1) 659 9446

Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Audit Committee”) of the Board of Directors of Presbia PLC (the “Company”) has completed a review of the Company’s independent registered public accounting firm. As a result of this process, on June 4, 2015, upon the recommendation of the Audit Committee and following careful deliberation, the Company decided to engage Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm with respect to the Company’s U.S. financial statements for the fiscal year ending December 31, 2015, which engagement became effective on June 8, 2015. On June 4, 2015, Deloitte & Touche LLP (“Deloitte”) was dismissed as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of Deloitte on the Company’s financial statements for the fiscal years ended December 31, 2014 (“Fiscal 2014”) and December 31, 2013 (“Fiscal 2013”) did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except the audit reports for Fiscal 2014 and Fiscal 2013 contained an explanatory paragraph relating to allocations of expenses from Presbia Holdings, the Company’s controlling shareholder, and arrangements with related parties, and the audit report for Fiscal 2013 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During Fiscal 2014 and Fiscal 2013, and during the period from January 1, 2015 through June 4, 2015, the Company had: (i) no disagreements with Deloitte of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosures prior to the filing of this Form 8-K and requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not Deloitte agreed with the disclosure in this Item 4.01. A copy of Deloitte’s letter to the SEC in response to the foregoing request is attached as Exhibit 16.1 to this Form 8-K.

During Fiscal 2014 and Fiscal 2013, and during the period from January 1, 2015 through June 8, 2015, neither the Company nor anyone on its behalf consulted Squar, Milner, Peterson, Miranda & Williamson, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively), except that Squar, Milner, Peterson, Miranda & Williamson, LLP assisted in the preparation of the Company’s income tax provision in connection with the Company preparing its financial statements for Fiscal 2014.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit

16.1	Letter of Deloitte, dated June 9, 2015, to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESBIA PLC

	By:	/s/ Richard Fogarty
	Name:	Richard Fogarty
	Title:	Chief Accounting Officer

Dated: June 9, 2015

Exhibit Index

Number	Exhibit

16.1	Letter of Deloitte, dated June 9, 2015, to the SEC regarding statements included in this Form 8-K.